UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2006

Polaris Industries Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	1-11411	41-1790959
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2100 Highway 55, Medina, Minnesota		55340
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	763-542-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 21, 2006, William E. Fruhan, Jr. informed Polaris Industries Inc. (the "Company") of his intention to conclude his service on its Board of Directors effective upon the election of directors and adjournment of the Company’s 2006 Annual Meeting of Shareholders, to be held on April 20, 2006. Mr. Fruhan, 62, has served as a director of the Company since 2000 and is presently the chair of the Company’s Compensation Committee and a member of the Company’s Audit Committee and Corporate Governance and Nominating Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Polaris Industries Inc.

February 27, 2006	By:	/s/Michael W. Malone

Name: Michael W. Malone
Title: Vice President-Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.